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                                                                    EXHIBIT 99.1


                                                                 August 14, 2002


VIA EDGAR

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.


Re:      EGL, Inc.
         For the Quarterly Period ending June 30, 2002


Ladies and Gentlemen:

         Transmitted herewith are written certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) to accompany the above-captioned periodic report.

                                       Very truly yours,



                                       /s/ ELIJIO V. SERRANO
                                       -----------------------------------------
                                       Elijio V. Serrano
                                       Chief Financial Officer




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